Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:
                                  5
Distribution Date:
                          14-Aug-96
Payment Date:
                          15-Aug-96
Collection Period Beginning:
                          01-Jul-96
Collection Period Ending:
                          31-Jul-96
Note and Certificate Accrual Beginning:
                          15-Jul-96
Note and Certificate Accrual Ending:
                          15-Aug-96

BOND SUMMARY:
Beginning Class A Note Security Balance
                    $578,852,126.88
Beginning Class B Note Security Balance
                    $136,244,640.00
Beginning Certificate Security Balance
                     $25,455,360.00
Beginning Overcollateralization Amount
                     $40,581,325.78
Beginning Class A Adjusted Balance
                    $578,852,126.88
Beginning Class B Adjusted Balance
                    $136,244,640.00
Beginning Certficate  Adjusted Balance
                     $25,455,360.00
Beginning Overcollateralization Amount
                     $40,581,325.78
Ending Class A Note Security Balance
                    $564,628,988.60
Ending Class B Note Security Balance
                    $136,244,640.00
Ending Certificate Security Balance
                     $25,455,360.00
Ending Overcollateralization Amount
                     $40,744,061.92
Ending Class A Adjusted Balance
                    $564,628,988.60
Ending Class B Adjusted Balance
                    $136,244,640.00
Ending Certficate  Adjusted Balance
                     $25,455,360.00
Ending Overcollateralization Amount
                     $40,744,061.92
Class A Note Rate Capped at 13%
                           5.716090%
Class B Note Rate Capped at 15%
                           6.096090%
Certificate Rate Capped at 16%
                           6.496090%
Class A Interest Due
                      $2,849,219.35
Class B Interest Due
                        $715,204.09
Certificate Yield  Due
                        $142,393.60
Class A Interest Paid
                      $2,849,219.35
Class B Interest Paid
                        $715,204.09
Class C Yield Paid
                        $142,393.60
Class A Unpaid Interest
                              $0.00
Class B Unpaid Interest
                              $0.00
Class C Unpaid Yield
                              $0.00
Class A Principal Paid
                     $14,223,138.28
Class B Principal Paid
                              $0.00
Class C Principal Paid
                              $0.00
OC Principal Paid
                              $0.00
Beginning Class A Net Charge-Off
                              $0.00
Beginning Class B Net Charge-Off
                              $0.00
Beginning Certificate Net Charge-Off
                              $0.00
Beginning OC Net Charge-Off
                              $0.00
Reversals Allocated to Class A
                              $0.00
Reversals Allocated to Class B
                              $0.00
Reversals Allocated to Certificates
                              $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                        $162,736.14
 Total Charge-Offs:
                              $0.00
Charge-Offs Allocated to Class A
                              $0.00
Charge-Offs Allocated to Class B
                              $0.00
Charge-Offs Allocated to Certificates
                              $0.00
Charge-Offs Allocated to OC
                              $0.00
Ending Class A Net Charge-Off
                              $0.00
Ending Class B Net Charge-Off
                              $0.00
Ending Certificate Net Charge-Off
                              $0.00
Ending OC Net Charge-Off
                              $0.00
Bond Balance Reconciliation    (should equal $0.00)
                              $0.00

Certificate Balance/Participation Invested Amount (Beginning of
Month)                          3.2588%

Designated Certificate / Certificate Security (Balance Beginning of
Month)                    1.003168%
Designated Certificate  - Beginning of Month
                        $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iii) & (vi)(c))             $0.00
Designated Certificate  - End of Month
                        $255,360.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)(c))                    $1,428.45

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance            $681,325.78
Accelerated Principal Payment (Sec. 3.05 (v))
                        $162,736.14
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (iv)            $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance               $844,061.92

Designated Certificateholder Holdback Amount (Beginning of Month)
                     $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (iv) &            $0.00
Designated Certificateholder Holdback Amount (End of Month)
                     $39,900,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (vii))              $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
                        $963,710.07